UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report(date of earliest event reported): February 24, 2011

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
                  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On February 14, 2011, Capital Gold Corporation (the “Company”) received a letter from Timmins Gold Corp. (“Timmins”) wherein Timmins requested that the Company set a record date for the Company’s stockholders to take action by written consent pursuant to Article V, Section 5 of the Company’s By-laws and Section 213(b) of the Delaware General Corporation Law.  On February 24, 2011, the Board of Directors of the Company met and set a record date of March 7, 2011 in accordance with the Company’s By-laws and the requirement of the NYSE Amex to provide the NYSE Amex 10 days prior notice of such record date.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: February 24, 2011